Exhibit 99.1

CONFIDENTIAL – Press Release

COVETRUS AND MWI ANIMAL HEALTH TO MERGE

•	Combination of companion animal distribution, production animal distribution and technology platforms will make animal healthcare more accessible and affordable
•	Transaction unites complementary businesses to deliver innovative, efficient solutions and expertise across the entire animal health ecosystem
•	Deal values MWI at an enterprise value of $3.5 billion. Cencora to receive cash proceeds of $1.25 billion and $800 million of preferred equity while retaining a non-controlling common equity stake of 34.3% in the combined company
•	Cencora reaffirms fiscal 2026 financial guidance

CONSHOHOCKEN, PA, and PORTLAND, ME - February 18, 2026 — Cencora (NYSE: COR) and Covetrus, a global animal health technology and services company, today announced that they have entered into a definitive agreement under which Covetrus and MWI Animal Health (MWI) will merge, creating a combined company offering a comprehensive animal health platform.

“Our mission has always been to empower veterinary practices to work smarter and deliver better care,” said Ben Wolin, President and Chief Executive Officer of Covetrus. “By bringing MWI’s strong distribution capabilities and expertise to our business, we can offer more solutions to more customers, improve logistics, create savings and develop innovative new ways to support the animal health ecosystem, including veterinarians, producers, dealers, manufacturers, distributors and pet parents. This combination is about making animal healthcare more affordable and accessible, and we remain committed to driving innovation across the industry.”

“As the animal health sector has grown and developed, so too have the needs of MWI’s stakeholders. This transaction positions MWI for success with a partner strategically focused on and dedicated to animal health, while allowing Cencora to further invest in our key growth priorities,” said Bob Mauch, President and Chief Executive Officer of Cencora. “By joining with Covetrus, MWI will continue its longstanding 50-year legacy of providing exceptional service and efficiency to the animal health industry.”

“MWI and Covetrus share a common vision to support our customers, manufacturer partners and innovators to advance animal care. The combination of MWI’s supply chain expertise, innovation and trusted customer relationships in companion and production animal health with Covetrus’ tech-enabled solutions for veterinarians will equip us to more effectively serve all our stakeholders,” said Steve Shell, SVP and President, MWI Animal Health. “On behalf of MWI, I am excited for our teams to come together and advance our shared mission of improving outcomes for animals and the experiences of their caregivers.”

Combination Will Expand Access and Innovation Across the Animal Health Ecosystem

•	Advancing Affordability and Access Across Animal Health: The combined company will deliver timely and cost-effective solutions, ensuring veterinary practices and animal health professionals have access to a broader range of products and solutions for both companion and large animals, empowering veterinary professionals to better meet the needs of their patients.
•	Driving Operational Efficiencies to Support Practice Growth: The combination of supply chain strength with pharmacy and practice management solutions will enable improved operational efficiencies and deliver meaningful cost savings for veterinary professionals and pet owners.
•	Supporting Innovation Across the Animal Health Landscape: As animal health manufacturers continue to develop innovative products, the expanded platform will be well-equipped to support expanded end-user reach and adoption for product launches, improving access-to-care across emerging customer channels, and better addressing pet owner, veterinarian and producer needs.

Transaction Overview

The transaction values MWI at an enterprise value of $3.5 billion, which exceeds Cencora’s current carrying value (book value) of the business. Upon closing, Cencora will receive upfront cash proceeds of $1.25 billion, $800 million in preferred equity and $1.45 billion paid in common equity in the combined company, resulting in a non-controlling 34.3% common equity stake in the combined company.

The completion of the transaction is subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals.

Cencora’s reaffirmed fiscal 2026 financial guidance does not currently contemplate the transaction closing in its fiscal 2026 ending September 30, 2026.

Advisors

Goldman Sachs is serving as lead financial advisor to Covetrus. Wells Fargo, Deutsche Bank, Rabobank, Mizuho, Natixis, Societe Generale, SMBC, TD Securities, ING and Standard Chartered are also serving as financial advisors. Debevoise & Plimpton LLP and Latham & Watkins LLP are serving as legal advisors to Covetrus.

Guggenheim Securities, LLC is serving as lead financial advisor to Cencora, and Morgan Stanley & Co. LLC is also serving as financial advisor to Cencora. Freshfields LLP is serving as legal advisor to Cencora.

About Covetrus

Covetrus is a global animal-health technology and services company supporting companion, equine, and large-animal veterinary markets. The company delivers an integrated portfolio of products, software, and services that enable veterinarians to run better, more connected, and more profitable practices. Headquartered in Portland, Maine, with over 5,000 employees, Covetrus serves more than 100,000 customers worldwide. Covetrus brings over 60 years of experience as a trusted partner advancing veterinary care and practice performance.

About Cencora

Cencora is a leading global pharmaceutical solutions organization centered on improving the lives of people and animals around the world. We partner with pharmaceutical innovators across the value chain to facilitate and optimize market access to therapies. Care providers depend on us for the secure, reliable delivery of pharmaceuticals, healthcare products, and solutions. Our 51,000+ worldwide team members contribute to positive health outcomes through the power of our purpose: We are united in our responsibility to create healthier futures. Cencora is ranked #10 on the Fortune 500 and #18 on the Global Fortune 500 with more than $300 billion in annual revenue. Learn more at investor.cencora.com

About MWI Animal Health

MWI Animal Health is a leading global provider of animal health products, services, and solutions that support the operations of veterinarians and producers. By combining local expertise with global reach, MWI Animal Health delivers innovative solutions that promote animal health and well-being. Learn more at www.mwiah.com.

Cencora’s Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). Such forward-looking statements may include, without limitation, statements about the proposed transaction with Covetrus, the expected timetable for completing the proposed transaction, the benefits of the proposed transaction, future opportunities for Cencora and Covetrus and any other statements regarding Cencora’s or Covetrus’ future operations, financial or operating results, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, and other expectations for future periods. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the parties’ ability to meet expectations regarding the timing of the proposed transaction; the parties’ ability to consummate the proposed transaction; the regulatory approvals required for the proposed transaction not being obtained on the terms expected or on the anticipated schedule or at all; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with GAAP and related standards, or on an adjusted basis; Cencora’s or Covetrus’ failure to achieve expected or targeted future financial and operating performance and results; the possibility that Covetrus may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all; business disruption being greater than expected following the proposed transaction; the recruiting and retention of key employees being more difficult following the proposed transaction; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the impacts of competition; changes in the economic and financial conditions of the business, Cencora or Covetrus; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in Cencora’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. You can access Cencora’s filings with the SEC through the SEC website at www.sec.gov or through Cencora’s website, and Cencora strongly encourages you to do so. Except as required by applicable law, Cencora undertakes no obligation to update any statements herein for revisions or changes after the date of this communication.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities of Cencora. Any such offer will only be made pursuant to a prospectus filed with the SEC or pursuant to one or more exemptions from the registration requirements of the Securities Act of 1933, as amended.

Contact:

Covetrus

FGS Global

Covetrus@fgsglobal.com

Cencora

Bennett S. Murphy

Senior Vice President, Investor Relations and Enterprise Productivity

bennett.murphy@cencora.com